Skillz Reports First Quarter 2026 Results

LAS VEGAS, May 15, 2026 -- Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today reported unaudited financial results for the first quarter ended March 31, 2026.

First Quarter 2026 Financial Highlights (Unaudited):
•Revenue of $29.1 million
•Gross profit of $25.5 million
•Net loss of $10.9 million
•Adjusted EBITDA1 loss of $12.8 million
•Paying monthly active users (PMAUs)2 of 128 thousand
•Average revenue per PMAU (ARPPU)3 of $76.0
•Total operating expenses (which does not include cost of revenue) of $41.8 million

"Our plan was to improve our operating businesses and to stop fraud in our core industry. In Q1, we made progress in both," Skillz CEO Andrew Paradise said. "In April, a unanimous federal jury in the Southern District of New York found Papaya Gaming liable for false advertising and awarded Skillz $420 million in actual damages, the largest such verdict in U.S. history under the Lanham Act, with a total potential award ranging from $420 million to over $1.2 billion depending on the Court's final determinations. The parties have been ordered to engage in settlement discussions, and we expect the Court to rule on the final award in June. We will update our shareholders when we know more."

Gaetano Franceschi, Skillz’ CFO, added, "Our Q1 results reflect stronger fundamentals across both the Skillz and RZR businesses. Excluding litigation-related expenses, adjusted EBITDA improved 15% quarter-over-quarter on a normalized basis, and RZR delivered its third consecutive quarter of profitability. We ended the quarter with $185 million in cash and continue to evaluate strategic alternatives to optimize our capital structure as we progress toward sustained profitability."

1. Adjusted EBITDA is a non-GAAP metric; for a reconciliation of each measure against its most comparable GAAP metric, please see the section titled “Use of Non-GAAP Financial Measures” in this press release.
2. “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
3. “Average Revenue per PMAU” or “ARPPU” means the average revenue in a given month divided by PMAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.

Investor Conference Call
Skillz will host a live conference call at 4:30 p.m. ET on May 19, 2026. To access the call, please register using the following link:

https://registrations.events/direct/Q4I45394398

After registering, an email will be sent, including dial-in details and a unique conference call access code and PIN required to join the live call. Access to the live audio webcast of the discussion in listen-only mode will also be available at investors.skillz.com.

A replay of the webcast will be archived on the Company’s investor relations website. An audio replay of the conference call will be available through Tuesday, May 26, 2026, and can be accessed by dialing +1 800-770-2030 and entering the passcode 45394.

About Skillz Inc.
Skillz is the leading mobile games platform dedicated to bringing out the best in everyone through competition. The Skillz platform helps developers create multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual eSports tournaments for millions of mobile players worldwide, with the goal of building the home of competition for all. Skillz has earned recognition as one of Fast Company’s Best Workplaces for Innovators, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, Fast Company’s Most Innovative Companies, and the number-one fastest-growing company in America on the Inc. 5000. Please visit www.skillz.com to learn more.

Use of Non-GAAP Financial Measures
In this press release, the Company includes Adjusted EBITDA, which is a non-GAAP performance measure that the Company uses to supplement its results presented in accordance with U.S. GAAP. The Company’s management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing this non-GAAP measure, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Non-GAAP operating expense is also included in this press release, which is a non-GAAP financial measure. The Company’s management believes non-GAAP operating expense is useful to investors and analysts as a supplement to its financial information prepared in accordance with GAAP for analyzing operating performance and identifying operating trends in its business. The Company uses non-GAAP operating expense internally to facilitate period-to-period comparisons and analysis in order to make operating decisions. As required by the rules of the Securities and Exchange Commission (the “SEC”), the Company has provided herein a reconciliation of Adjusted EBITDA and non-GAAP operating expense to the most directly comparable measures under GAAP. Adjusted EBITDA and non-GAAP operating expense are not intended to be substitutes for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled financial measures of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net income (loss), excluding interest income (expense), net; change in fair value of common stock warrant liabilities; other income (expense), net; provision for (benefit from) income taxes; depreciation and amortization; stock-based compensation expense and related payroll tax expense; and certain other non-cash or non-recurring items impacting net loss from time to time, including, but not limited to charges related to impairment of goodwill and long-lived assets, litigation accruals, loss contingency accruals, gain on extinguishment of debt, gains from litigation settlements, restructuring charges and one-time nonrecurring expenses, as they are not indicative of business operations. The Company defines and calculates Adjusted EBITDA, less litigation expense as Adjusted EBITDA excluding litigation expense.

The Company defines and calculates non-GAAP operating expense as GAAP operating expense adjusted for stock-based compensation and other special items determined by management, which may include, but are not limited to acquisition-related expenses for transaction costs, certain loss contingency accruals and restructuring charges, as they are not indicative of business operations.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: sustain profitability if Skillz’ revenue continues to decline; effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers who develop and update the games hosted on Skillz’ platform; drive brand awareness with end users; issues in the development and use of artificial intelligence and machine learning; invest in growth and development of employees; comply with laws, regulations and expectations applicable to its business, including with respect to cybersecurity and corporate governance matters; mitigate the commercial, reputational and regulatory risks to our business; remediate during fiscal year 2026 certain non-fully remediated material weaknesses in our internal controls over financial reporting. Additional factors that may cause such differences include other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contacts:
Investors: ir@skillz.com
Media: comms@skillz.com

Skillz Inc.
Consolidated Statements of Operations and Comprehensive Loss (Unaudited)
(in thousands, except for number of shares and per share amounts)

	Three Months Ended March 31,
	2026	2025
Revenue	$29,105	$21,897
Costs and expenses:
Cost of revenue	3,597	2,965
Research and development	5,063	4,817
Sales and marketing	17,283	18,005
General and administrative	19,412	19,083
Gain from litigation settlement	(7,500)	(7,500)
Total costs and expenses	37,855	37,370
Loss from operations	(8,750)	(15,473)
Interest expense, net of interest income	(2,280)	(1,071)
Other income (expense), net	159	(559)
Loss before income taxes	(10,871)	(17,103)
Provision for income taxes	74	39
Net loss	$(10,945)	$(17,142)

Loss per share attributable to common stockholders:
Basic	$(0.69)	$(1.05)
Diluted	$(0.69)	$(1.05)
Weighted average shares outstanding:
Basic	15,832,060	16,289,299
Diluted	15,832,060	16,289,299

Other comprehensive loss:
Foreign currency translation loss	(926)	—
Total other comprehensive loss	(926)	—
Total comprehensive loss	$(11,871)	$(17,142)

Skillz Inc.
Consolidated Balance Sheets (Unaudited)
(in thousands, except for number of shares and par value per share amounts)

	March 31,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$185,401	$194,513
Accounts receivable, net of allowance for credit losses of $257 as of March 31, 2026 and December 31, 2025	16,062	14,412
Prepaid expenses and other current assets	7,639	7,553
Total current assets	209,102	216,478
Non-current assets:
Property and equipment, net	20,979	20,776
Operating lease right-of-use assets, net	917	1,082
Non-marketable equity securities	52,768	52,768
Restricted cash, non-current	1,000	1,000
Other non-current assets	2,582	1,351
Total non-current assets	78,246	76,977
Total assets	$287,348	$293,455
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,609	$9,713
Operating lease liabilities, current	417	465
Current portion of long-term debt	128,110	127,589
Other current liabilities	47,192	42,944
Total current liabilities	184,328	180,711
Non-current liabilities:
Operating lease liabilities, non-current	547	665
Other non-current liabilities	260	259
Total non-current liabilities	807	924
Total liabilities	185,135	181,635
Commitments and contingencies (Note 8)
Stockholders’ equity:
Preferred stock $0.0001 par value; 10.0 million shares authorized — no shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	—	—
Common stock $0.0001 par value; 31.3 million shares authorized; Class A common stock – 25.0 million shares authorized; 19.5 million and 19.3 million shares issued; 12.4 million and 12.2 million outstanding as of March 31, 2026 and December 31, 2025, respectively; Class B common stock – 6.3 million shares authorized; 3.4 million shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	1	1
Additional paid-in capital	1,247,726	1,245,462
Accumulated other comprehensive loss	(1,297)	(371)
Accumulated deficit	(1,102,611)	(1,091,666)
Treasury stock at cost, 7.1 million and 7.1 million shares as of March 31, 2026 and December 31, 2025, respectively	(41,606)	(41,606)
Total stockholders’ equity	102,213	111,820
Total liabilities and stockholders’ equity	$287,348	$293,455

Skillz Inc.
Consolidated Statement of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2026	2025
Operating Activities
Net loss	$(10,945)	$(17,142)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	716	167
Stock-based compensation	2,757	5,550
Accretion of unamortized debt discount and amortization of debt issuance costs	521	462
Non-cash lease expense	123	42
Recoveries of bad debt	—	(16)
Changes in operating assets and liabilities:
Accounts receivable, net	(1,651)	(3,219)
Prepaid expenses and other assets	(1,318)	1,235
Accounts payable	(1,058)	(736)
Operating lease liabilities	(124)	(42)
Other accruals and liabilities	4,243	2,768
Net cash used in operating activities	(6,736)	(10,931)
Investing Activities
Purchases of property and equipment	(363)	(1,192)
Capitalization of software development costs	(602)	(535)
Net cash used in investing activities	(965)	(1,727)
Financing Activities
Principal payments on finance leases obligations	—	(192)
Repurchase of common stock	—	(4,732)
Restricted stock vesting, net of shares withheld	(485)	—
Net cash used in financing activities	(485)	(4,924)
Effect of exchange rates on cash and cash equivalents	(926)	—
Net change in cash, cash equivalents and restricted cash	(9,112)	(17,582)
Cash, cash equivalents and restricted cash – beginning of year	195,513	281,923
Cash, cash equivalents and restricted cash – end of period	$186,401	$264,341

Supplemental cash disclosures
Cash paid for interest	$—	$11
Cash paid for taxes, net of refunds received	$11	$34
Supplemental non-cash disclosures
Purchases of property and equipment included in accounts payable	$12	$67
Stock-based compensation capitalized in software development costs	$—	$96

Skillz Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA Loss (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2026	2025
Net loss	$(10,945)	$(17,142)
Interest expense, net of interest income	2,280	1,071
Stock-based compensation	2,757	5,550
Depreciation and amortization	716	167
Provision for income taxes	74	39
Gain from litigation settlement(1)	(7,500)	(7,500)
Other (income) expense, net	(159)	559
Adjusted EBITDA loss	$(12,777)	$(17,256)
Litigation expense	5,633	5,655
Adjusted EBITDA loss, less litigation expense	$(7,144)	$(11,601)
(1) For the three months ended March 31, 2026 and 2025, amount includes gain on litigation settlement with AviaGames.

Skillz Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2026	2025
Research and development	$5,063	$4,817
Less: stock-based compensation	(138)	(249)
Non-GAAP research and development	$4,925	$4,568

Sales and marketing	$17,283	$18,005
Less: stock-based compensation	(361)	(1,183)
Non-GAAP sales and marketing	$16,922	$16,822

General and administrative	$19,412	$19,083
Less: stock-based compensation	(2,257)	(4,115)
Non-GAAP general and administrative	$17,155	$14,968

Skillz Inc.
Supplemental Financial Information (Unaudited)

	Three Months Ended March 31,
	2026	2025
Gross marketplace volume (“GMV”) (000s)(1)	$142,088	$126,485
Paying monthly active users (“PMAUs”) (000s)(2)	128	124
Monthly active users (“MAUs”) (000s)(3)	393	764
Average GMV per PMAU(4)	$371.2	$341.3
Average GMV per MAU(5)	$120.7	$55.2
Average revenue per PMAU (“ARPPU”)(6)	$76.0	$59.1
Average revenue per MAU (“ARPU”)(7)	$24.7	$9.6
PMAU to MAU ratio	33%	16%
Average end-user incentives, included as sales and marketing expense, per PMAU(8)	$21	$22
Average end-user incentives, included as sales and marketing expenses, per MAU(9)	$7	$4

(1) “Gross Marketplace Volume” or “GMV” means the total entry fees paid by users for contests hosted on Skillz’ platform. Total entry fees include entry fees paid by end-users using cash deposits, prior winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.
(2) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(3) “Monthly Active Users” or “MAUs” means the number of playing end-users who entered into a paid or free contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(4) “Average GMV per PMAU” means the average GMV in a given month divided by PMAUs in that month, averaged over the period.
(5) “Average GMV per MAU” means the average GMV in a given month divided by MAUs in that month, averaged over the period.
(6) “Average Revenue per PMAU” or “ARPPU” means the average revenue in a given month divided by PMAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(7) “Average Revenue per MAU” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(8) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by PMAUs in that month, averaged over the period.
(9) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by MAUs in that month, averaged over the period.